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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 2004


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-31152               76-0585701
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)       Identification Number)

                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On August 31, 2004, we, Crdentia Corp., CRDE Corp., a wholly-owned subsidiary of Crdentia Corp., AHHC Acquisition Corporation, a wholly-owned subsidiary of CRDE Corp., Arizona Home Health Care/Private Duty, Inc. ("AHHC"), and the shareholders of AHHC completed the merger of AHHC Acquisition Corporation with and into AHHC pursuant to the terms of the Agreement and Plan of Reorganization dated August 26, 2004.

         We hereby amend Item 9.01 of our current report on Form 8-K filed on September 7, 2004 to include financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b) within 71 calendar days after the date on which the initial report on Form 8-K was required to be filed. Except as set forth in Item 9.01 below, no other changes are being made to our current report on Form 8-K filed on September 7, 2004.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The financial statements of Arizona Home Health Care/Private Duty, Inc. required to be filed pursuant to Item 9.01(a) of Form 8-K are attached hereto as
Exhibit 99.1.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required to be filed pursuant to
Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2.

         (c)      EXHIBITS.

         EXHIBIT NO.   DESCRIPTION
         -----------   ---------------------------------------------------------
         99.1          Financial Statements of Arizona Home Health Care/Private
                       Duty, Inc.

         99.2 Pro Forma Financial Information of Arizona Home Health Care/Private Duty, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CRDENTIA CORP.


November 17, 2004                By:  /s/ Pamela Atherton
                                      -------------------
                                      Pamela Atherton
                                      President

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                                  EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION
-----------  -------------------------------------------------------------------
99.1         Financial Statements of Arizona Home Health Care/Private Duty, Inc.

99.2 Pro Forma Financial Information of Arizona Home Health Care/Private Duty, Inc.